Investor Presentation November 2021 Exhibit 99.3

Disclaimer On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination (the “Business Combination”) under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation (a) that relates to any period ended prior to the Closing Date reflect that of Hawk Parent prior to the Business Combination, and (b) that relates to any period ended December 31, 2019 reflect the combination of (i) Hawk Parent for the periods from January 1, 2019 through July 10, 2019 and (ii) REPAY for the period from the Closing Date through December 31, 2019. Such combination reflects a simple arithmetic addition of the relevant periods. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, as amended, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the BillingTree acquisition or its other recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s customers; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed not to be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities; share-based compensation charges, transaction expenses, management fees, commission related restructuring charges, employee recruiting costs, other taxes, strategic initiative related costs and other non-recurring charges. REPAY believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using a non-GAAP financial measure to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Section 1: Introduction to REPAY

Who We Are CAGR is from 2018A – 2020A As of 9/30/2021, includes BillingTree and Kontrol Payables 2020A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA A leading, highly-integrated omni-channel payment technology platform modernizing B2B payments, loan repayment verticals, and healthcare payments

Why REPAY? ORGANIC GROWTH M&A CATALYSTS LONG-TERM GROWTH Secular Trends Away From Cash and Check Toward Digital Payments Transaction Growth in Key Verticals Further Penetrate Existing Clients Deepen Presence in Existing Verticals (e.g. Automotive, B2B, Credit Unions, Revenue Cycle Management, Healthcare) Expand into New Verticals/Geographies Transformational Acquisitions Extending Broader Solution Suite ~$5.3Trn TAM (1) Creates Long Runway for Growth Deep Presence in Key Verticals Creates Significant Defensibility Highly Attractive Financial Model SHAREHOLDER RETURN DRIVEN BY Third-party research and management estimates

Our Strong Execution and Momentum

REPAY

Executing Our Vision...

	At Initial Business Combination (IBC)	Today [1]
Total Addressable Market	~$535Bn	~$5.3Trn [2]
Merchant Count	~4,000	~17,800+ [3]
# of ISV Integrations	53	214 [4]

...And Delivering Superior Results

FY 2020	
Card Payment Volume	+42%
Gross Profit	+44%
Adj. EBITDA	+41%

1) As of 9/30/2021, includes BillingTree and Kontrol Payables
2) Third-party research and management estimates
3) Management estimate, includes TriSource, APS, Ventanex, cPayPlus , CPS Payments, BillingTree and Kontrol Payables
4) Includes integrations from APS, Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables

REPAY Realtime Electronic Payments
5

Section 2: REPAY Investment Highlights

REPAY’s Business Strengths and Strategies A Leading, Omni-Channel Payment Technology Provider FAST GROWING AND UNDERPENETRATED MARKET OPPORTUNITY VERTICALLY INTEGRATED PAYMENT TECHNOLOGY PLATFORM DRIVING FRICTIONLESS PAYMENTS EXPERIENCE EXPERIENCED BOARD WITH DEEP PAYMENTS EXPERTISE HIGHLY STRATEGIC AND DIVERSE CLIENT BASE 1 | 2 | 3 | 4 | 5 | 6 |

We Are Capitalizing on Large, Underserved Market Opportunities Third-party research and management estimates REPAY’s existing verticals represent ~$5.3Trn(1) of projected annual total payment volume 1 REPAY’s key end markets have been underserved by payment technology and service providers due to unique market dynamics Loan repayment, B2B, and healthcare markets have lagged other industry verticals in moving to electronic payments Credit cards are not permitted in loan repayment which has resulted in overall low card penetration B2B payments (including AP and AR) have traditionally been made via check or ACH Shift towards high deductible health plans resulting in growing proportion of consumer payments Merchants serving REPAY’s markets—spanning consumer and business payments—are facing increasing demand from customers for electronic and omnichannel payment solutions

Card and Debit Payments Underpenetrated in Our Verticals The Nilson Report – December 2018. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods Third-party research and management estimates 1 ...And in REPAY’s Verticals(2) Card Payment Penetration Across Industries(1)... B2B Payments, Loan Repayments, and Healthcare Payments Lag Other Markets in Migrating to Card Payments

REPAY Has Built a Leading Next-Gen Software Platform Merchants Businesses and Consumers Accelerated payment cycle (ability to lend more / faster) through card processing Faster access to funds to help businesses with working capital 24 / 7 payment acceptance through “always open” omni-channel offering Direct software integrations into loan, dealer, and business management systems reduces operational complexity for merchant Improved regulatory compliance through fewer ACH returns Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 Option to make real-time payments through use of card transactions Immediate feedback that payment has been processed Omni-channel payment methods (e.g. Web, Mobile, IVR, Text) Fewer ancillary charges (e.g. NSF fees) for borrowers through automatic recurring online debit card payments Pay Anywhere, Any Way, Any Time 2 Mobile App Text IVR REPAY’s omni-channel payment and electronic billing management platform significantly reduces complexity for customers and enhances the end-user experience Web Proprietary, Integrated Payment Technology Platform Reduces Complexity For a Unified Commerce Experience

Key Software Integrations Accelerates Distribution Direct sales model that is structured by vertical and by production tier Sales Support Team increases sales and supports onboarding process Software Integrations Sales Strategy / Distribution Model Tier 3 (Direct Sales) $5MM+ Monthly Volume Tier 2 (Direct Sales) $1MM – $5MM Monthly Volume Tier 1 (Call Center) <$1MM Monthly Volume Sales Support Team Successfully integrated with many of the top software providers Software integrations enable the direct salesforce to more easily access new merchant opportunities and respond to inbound leads Robust pipeline of other software vendors currently in discussions to integrate Number of Software Integration Partners 3 51% CAGR 214 REPAY Leverages A Vertically Tiered Sales Strategy Supplemented By Software Integrations To Drive New Merchant Acquisitions

4 Attractive and Diverse Client Base Across Key Verticals

REPAY

REPAY's Platform Provides Significant Value To >17,800[1] Merchants Offering Solutions Across A Variety Of Industry Verticals



Loan Re payment
~50% of card
payment volume(2)
B2B
~20% of card
payment volume(2)
ARM
~10% of card
payment volume(2)
Other
~10% of card
payment volume(2)
Healthcare
~10% of card
payment volume(2)
REPAY
Realtime Electronic Payments
+
BillingTree

Loan Repayment

- Market leader in personal loans, automotive loans and mortgage servicing
- Blue chip ISV partnerships and 4,400+[2] merchants, including 190+[2] credit unions
- Recent expansions into adjacent Buy-Now-Pay-Later vertical as well as Canada

Healthcare

- Emerging software and payments platform in large and growing $420Bn[3] healthcare payments market
- Comprehensive, streamlined payments acceptance and communications solutions

B2B

- One-stop shop B2B payments solutions provider, offering AP automation and B2B merchant acquiring solutions
- Integrations with 80+ leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals

ARM

- Deep domain expertise in compliance, underwriting and risk management
- Omni-channel payment options integrated into 100% of solution providers

Other

- Expanding presence in nascent markets with increasing card penetration (i.e., energy)
- Best-in-class processing technology solutions for ISOs, acquirers and owned merchants

REPAY
Realtime Electronic Payments

1) Management estimate, including TriSource, APS, Ventanex, cPayPlus, CPS Payments , BillingTree and Kontrol Payables
2) As of 9/30/2021, includes BillingTree
3) Represents out-of-pocket payments to providers

12

Demonstrated Ability to Acquire and Successfully Integrate Businesses 5 Extend Solution Set via New Capabilities New Vertical Expansion Deepen Presence in Existing Verticals Back-end transaction processing capabilities, which enhance M&A strategy Value-add complex exception processing capabilities Expansion into the Healthcare, Automotive, Receivables Management, B2B Acquiring, B2B Healthcare, Mortgage Servicing, B2B AP Automation verticals Accelerates expansion into Automotive, Credit Union and Receivables Management verticals THEME ACQUISITIONS RATIONALE Demonstrated ability to source, acquire and integrate various targets across different verticals Dedicated team to manage robust M&A pipeline * *Completed since becoming a public company (2020) * (2020) * (2021) (2021) * * (2021) * Represents A Significant Opportunity To Enhance Organic Growth In Existing Verticals And Accelerate Entry Into New Markets And Services

EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS Majority of growth derived from further penetration of existing client base REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Multiple Levers to Continue to Drive Growth 5

Experienced Board with Deep Payments Expertise 6 John Morris CEO & Co-Founder Shaler Alias President & Co-Founder Richard Thornburgh Senior Advisor, Corsair William Jacobs Former SVP, Mastercard / Board Member, Global Payments and Green Dot Peter Kight Chairman, Founder of CheckFree / Former Vice Chairman, Fiserv Paul Garcia Former Chairman and CEO, Global Payments Bob Hartheimer Former Managing Director, Promontory Maryann Goebel Former CIO, Fiserv 8-Member Board Of Directors Comprised Of Industry Veterans And Influential Leaders In The Financial Services And Payment Industries

Section 3: REPAY Financial Overview

Financial Highlights As of 9/30/2021, includes BillingTree and Kontrol Payables 2020A Cash Flow Conversion calculated as Adjusted EBITDA – Capex / Adjusted EBITDA CAGR is from 2018A – 2020A Low volume attrition and low risk portfolio Differentiated technology platform & ecosystem Deeply integrated with customer base Recurring transaction / volume-based revenue REPAY’s Unique Model Translates Into A Highly Attractive Financial Profile

Significant Volume and Revenue Growth... Total Card Payment Volume ($Bn) Total Revenue ($MM) REPAY has generated strong, consistent volume growth, resulting in ~$15.2Bn in annual card processing volume in 2020 REPAY’s revenue growth has been strong, resulting in 48% YoY Growth from 2019 to 2020 42% 44%(1) Y-o-Y Growth Y-o-Y Growth 43% CAGR 48% YoY Growth 42% 27%(1) 44% 48% 2018 and 2019 growth rates are calculated using Processing and Service Fees, unadjusted for the impact of the adoption of ASC 606

% Margin % Margin ...Translating into Accelerating Profitability Gross Profit Adjusted EBITDA(2) Gross margins are improving due to a decrease in processing costs Highly scalable platform with attractive margins ($MM) Gross Profit is defined as Total Revenue less Interchange and Network Fees and Other Cost of Services; all items unadjusted for the impact of the adoption of ASC 606 See “Adjusted EBITDA Reconciliation” on slide 20 Gross Margin and Adjusted EBITDA Margin are calculated using Processing and Service Fees, unadjusted for the impact of the adoption of ASC 606 44% CAGR 36% CAGR 67%(3) 45%(3) 75% 46% 73% 44% (1)

Adjusted EBITDA Reconciliation – Historical

REPAY

($MM)	2018A	2019A	2020A
Net Income (Loss)	**$10.5**	**($55.1)**	**($84.7)**
Interest Expense	6.1	9.1	14.4
Depreciation and Amortization[(1)]	10.4	14.6	28.2
Income Tax Expense (Benefit)	-	(5.0)	(12.4)
EBITDA	**$27.0**	**($36.5)**	**($54.5)**
Loss on extinguishment of debt[(2)]	0.0	1.4	-
Non-cash change in fair value of contingent consideration[(3)]	(1.1)	-	(2.5)
Non-cash change in fair value of assets and liabilities[(4)]	-	1.6	12.4
Share-based compensation expense[(5)]	0.8	22.9	19.4
Transaction expenses[(6)]	4.8	40.1	10.9
Management Fees[(7)]	0.4	0.2	-
Commission restructuring charges[(8)]	4.2	2.6	8.6
Employee recruiting costs[(9)]	0.3	0.1	0.2
Loss on Disposition of Property and Equipment	0.0	-	-
Other taxes[(10)]	0.2	0.2	0.4
Restructuring and other strategic initiative costs[(11)]	0.3	0.4	1.1
Other non-recurring charges[(12)]	(0.0)	0.2	1.2
Non-cash change in fair value of warrant liabilities[(13)]	-	15.3	70.8
Adjusted EBITDA	**$36.8**	**$48.4**	**$68.2**

Note: Financials have been updated to match the Company's restated financials in its amended Form 10-K for the year ended December 31, 2020.

1) For the twelve months ended December 31, 2020 reflects amortization of (i) customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and (ii) customer relationships, non-compete agreement, and software intangibles acquired through Repay Holdings, LLC's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, and CPS Payments subsequent to the close of the respective acquisitions. For the Successor Period, reflects amortization of intangibles related to the Business Combination as well as the acquisitions of TriSource Solutions and APS Payments described previously. For the Predecessor Period reflects the customer relationships intangibles acquired through Hawk Parent's acquisitions of PaidSuite, Inc. and PaidMD, LLC (together, "PaidSuite") and Paymaxx Pro, LLC ("Paymaxx") during the year ended December 31, 2017 and the recapitalization transaction in 2016, through which Hawk Parent was formed in connection with the acquisition of a majority interest in Repay Holdings, LLC by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC. For the twelve months ended December 31, 2018, reflects amortization of customer relationships intangibles acquired through Hawk Parent's acquisitions of PaidSuite and Paymaxx during the year ended December 31, 2017 and the 2016 Recapitalization transaction. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software."
2) Reflects write-offs of debt issuance costs relating to Hawk Parent's term loans and prepayment penalties relating to its previous debt facilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, totaling $19,455,800 in the twelve months ended December 31, 2020 $908,978 in the Predecessor periods from July 1, 2019 to July 10, 2019 and January 1, 2019 to July 10, 2019, and $22,013,287 as a result of new grants made in the Successor period from July 11, 2019 to December 31, 2019, and $796,967 for the year ended December 31, 2018.
6) Primarily consists of (i) during the twelve months ended December 31, 2020, professional service fees and other costs incurred in connection with the acquisition of CPS Payments, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions, APS Payments, Ventanex and cPayPlus, which closed in prior periods, as well as professional service expenses related to the follow-on offerings and (ii) during the twelve months ended December 31, 2019, professional service fees and other costs in connection with the Business Combination, as well as the acquisitions of TriSource Solutions and APS Payments. During the twelve months ended December 30, 2018, professional service fees and other costs in connection with the Business Combination, and additional transaction related expenses in connection with the acquisitions of PaidSuite and Paymaxx, which transactions closed in 2017.
7) Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.
8) Represents fully discretionary charges incurred to restructure certain sales representatives' commission arrangements, by making a one-time payment to the representative to buy out the right to receive future monthly commission payments associated with a portfolio of customer contracts. The commission restructuring transactions are subject to negotiation and therefore do not follow a fixed structure, timetable or standard terms. Neither the Company nor the representatives are obligated to offer or accept such restructuring of commission arrangements.
9) Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which REPAY expects will become more moderate in subsequent periods.
10) Reflects franchise taxes and other non-income based taxes.
11) Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the twelve months ended December 31, 2020, 2019 and 2018, and additionally one-time expenses related to the creation of a new entity in connection with equity arrangements for the members of Hawk Parent in connection with the Business Combination in the twelve months ended December 31, 2019.
12) For the twelve months ended December 31, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company, as well as extraordinary refunds to customers and other payments related to COVID-19. For the twelve months ended December 31, 2019, reflects expenses incurred related to other one-time legal and compliance matters, as well as a one-time credit issued to a customer which was not in the ordinary course of business. For the twelve months ended December 31, 2018 reflects reversal of adjustments over the prior and current periods made for legal expenses incurred related to a dispute with a former customer, for which we were reimbursed in the current period as a result of its settlement.
13) Reflects the mark-to-market fair value adjustments of the warrant liabilities.

REPAY
Realtime Electronic Payments
20